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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 29, 2004
Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.
(Exact Name of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation or Organization)	1-13906 (Commission File No.)	47-0587703 (IRS Employer Identification Number)
4350 McKinley Street Omaha, Nebraska 68112 (Address of Principal Executive Offices) (Zip Code)
(402) 453-4444 (Registrant's Telephone Number Including Area Code)

Form 8-K

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press Release dated April 29, 2004 disclosing the Company's financial results for the quarter ended March 31, 2004.

Item 12.    Results of Operations and Financial Condition

        Attached as Exhibit 99.1 is a press release of Ballantyne of Omaha, Inc. dated April 29, 2004 describing the Company's financial results for the quarter ended March 31, 2004.

        The foregoing information, including exhibit 99.1 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.
Date: April 29, 2004	By:	/s/ BRAD FRENCH Brad French Secretary/Treasurer and Chief Financial Officer

Exhibit Index

Description

Exhibit No. 99.1	Ballantyne of Omaha, Inc. Press Release dated April 29, 2004.

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SIGNATURE
Exhibit Index